UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street 37th Floor
Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCSF	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2025, Bain Capital Specialty Finance, Inc. (the “Company”) reconvened its 2025 Annual Meeting of Stockholders (the “Reconvened Annual Meeting”), which was initially held on May 22, 2025 and adjourned to June 12, 2025. As of the record date, April 8, 2025, there were 64,868,506.64 outstanding shares of common stock entitled to vote at the Reconvened Annual Meeting. At the Reconvened Annual Meeting, it was proposed that the Company adjourn the Reconvened Annual Meeting with respect to “Proposal 2 - Renew Authorization to Offer and Sell Shares of Common Stock Below Net Asset Value,” as described in the Company’s proxy statement filed on April 21, 2025, to permit additional time to solicit stockholder votes, pursuant to “Proposal 3 - Adjournment of the Annual Meeting.” “Proposal 1 - Election of Class III Directors” was approved at the initial annual meeting of stockholders held on May 22, 2025. The final voting result on “Proposal 3 - Adjournment of the Annual Meeting” submitted to stockholders at the Annual Meeting is set forth below.

Proposal 3:

By the vote shown below, the stockholders approved one or more adjournments of the Annual Meeting to solicit additional proxies in favor of any or all of the other proposals set forth in the proxy statement. The approval of the proposal to adjourn required a majority of the votes cast by all stockholders present, in person or by proxy, at the Annual Meeting.

Votes For	Votes Against	Abstain	Broker Non-Votes
24,973,295	10,355,571	445,788	Not Applicable

Accordingly, on June 12, 2025, the Company adjourned the Reconvened Annual Meeting with respect to “Proposal 2 - Renew Authorization to Offer and Sell Shares of Common Stock Below Net Asset Value” to permit additional time to solicit stockholder votes. The second reconvened meeting (the “Second Reconvened Meeting”) will be held virtually on July 15, 2025 at 2:30 p.m., Eastern Time. Stockholders can attend and participate, vote and submit a question at the Second Reconvened Meeting via the same link previously provided at www.proxydocs.com/BCSF. Valid proxies submitted prior to the Reconvened Annual Meeting will continue to be valid for the Second Reconvened Meeting, unless properly changed or revoked prior to votes being taken at the Second Reconvened Meeting. The record date of April 8, 2025 will remain the same for the Second Reconvened Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: June 16, 2025	By:	/s/ Jessica Yeager
	Name:	Jessica Yeager
	Title:	Vice President